Exhibit 99.1
Breeze-Eastern Shareholders Meeting Mike Harlan September 23, 2010 State of the Business 1 1

INFORMATION ABOUT FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding our future operating performance, financial results, events, trends and plans. All statements in this presentation other than statements of historical facts are forward-looking statements. Forward-looking statements involve numerous risks and uncertainties. We have attempted to identify any forward- looking statements by using words such as "anticipates," "believes," "could," "expects," "intends," "may," "should" and other similar expressions. Although we believe that the expectations reflected in all of our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Such statements are not guarantees of future performance or events and are subject to known and unknown risks and uncertainties that could cause our actual results, events or financial positions to differ materially from those included within the forward-looking statements. Such factors include, but are not limited to competition from other companies; changes in applicable laws, rules, and regulations affecting the Company in the locations in which it conducts its business; interest rate trends; a decrease in the United States government defense spending, changes in spending allocation or the termination, postponement, or failure to fund one or more significant contracts by the United States government or other customers; determination by us to dispose of or acquire additional assets; general industry and economic conditions; events impacting the U.S. and world financial markets and economies; and those specific risks disclosed in our Annual Report on Form 10-K for the fiscal year ended March 31, 2010, Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

Fiscal Year 2010 Results

Five Year Historical Comparisons 2010: Blue = Reported; Black = Adjusted

Breeze-Eastern Stock Price: FY10 & YTD Source: finance.yahoo.com

Relocation Completed! Relocation Completed! Planning started 2008 Lease signed May-09 Refitting started Sept-09 Physical Move started Dec-09 Physical Move Completed Mar-10 Union Site vacated Apr-10 Whippany Site Certificate of Occupancy received Aug-10

"New & Improving" Breeze-Eastern New Location Top Leadership Customer-centricity Team-to-Team customer connections approach Internal process streamlining Lean Information systems Unchanged Respected industry hoist, winch, & cargo hook leader Very dependable products Ongoing product development investment Good people

Breeze-Eastern Organization Customers Business Development Engineering & IR&D Customer Connections Product Engineering & Program Mgt. Operations Customer Care Facilities Finance Talent (HR) Lean Completeness (QA) IT Website Legal Customer-centric focus!

Current Markets Outlook - Defense budget cuts in Europe, expected in USA + Search & Rescue, Military Cargo, and Special Missions demand still strong - Many customers are funding-constrained + International opportunities >> USA commercial

Major Product Development Projects Airbus A400M Cargo Winch, Retrieval Winch, & Crane System AgustaWestland AW-159 Rescue Hoist Alenia C-27J Cargo Winch Sikorsky CH-53K Cargo Winch H-92 Pitch Lock Actuator Boeing CH-47F Rescue Hoist General Atomics Predator C Internal Weapons Handling System

Projected Annual New Product Revenue $300+ Million Revenue over 30+ years

2010-2012 Business Priorities Core market revenue growth & profitability improvement Improve internal speed - Lean, smarter use of IT Increase customer satisfaction - "Customer- centricity" Execution of Engineering backlog, selective new projects Financial Discipline - improve EBITDA, ROE

TTC Legacy: Environmental Sites

TTC Legacy: Debt $ Mil Source: BZC Annual 10-K reports

High Performance Companies Driven by demanding leaders with high aspirations Built by relentless pursuit of before-the-fact strategies & vision Energized by extraordinarily intense, performance-driven environment - good places to work, but also challenging Aligned by simple organizational structures & core processes Based on world-class company skills - do many things well, but at least one world-class skill underpins strategy Rejuvenated by well-developed people & people processes - the best people/teams in the most demanding jobs, high visibility for key contributors Credit: McKinsey & Co. research, mid-1980s

New Breeze-Eastern (To-Be) Clear Market Leader: Rescue Hoists, Military Cargo Hooks, Cargo and Retrieval Winches, other lifting & positioning Preferred supplier for OEMs & operators - proactive outreach & listening; reliable, responsive, & trustworthy; recognized as Best In Class Product & services innovator - added-value features & service, new business models, global/local tailoring Preferred employer: aerospace/defense industry, Metro Jersey - high standards & expectations, but also fun Growing revenues & profits: increasing GM% and EBITDA%, reducing debt, stock price rising 16